UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 22, 2004

ADVANCED MICRO DEVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7882	94-1692300
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One AMD Place P.O. Box 3453 Sunnyvale, California	94088-3453
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(408) 749-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 22, 2004, Advanced Micro Devices, Inc. issued a press release announcing that it has agreed to sell $600,000,000 aggregate principal amount of 7.75% Senior Notes due 2012 in a private offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release dated October 22, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED MICRO DEVICES, INC.

Date: October 22, 2004	By:	/s/ HOLLIS M. O’BRIEN
	Name:	Hollis M. O’Brien
	Title:	Corporate Vice President and Secretary